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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 22, 1999


                                BANK UNITED CORP.
             (Exact name of registrant as specified in its charter)


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

             DELAWARE                         0000906420                   74-1778313
 (State or other jurisdiction of       (Commission File Number)         (I.R.S. Employer
 incorporation or organization)                                        Identification No.)
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    3200 SOUTHWEST FREEWAY, SUITE 1600
             HOUSTON, TEXAS                               77027
 (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 543-6958

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       ITEM 5.  OTHER EVENTS.

       On March 22, 1999, Bank United Corp. issued the press release filed herewith.

       ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:


 EXHIBIT
 NUMBER                     DESCRIPTION OF EXHIBIT
---------                  ------------------------
   99.1           Press release of Bank United Corp. dated March 22, 1999.



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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   BANK UNITED CORP.



                                   By: /s/ JONATHON K. HEFFRON
                                       Jonathon K. Heffron
                                       Executive Vice President, General
                                       Counsel and Chief Operating Officer


Dated: March 24, 1999


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                                  EXHIBIT INDEX


EXHIBIT                                                           PAGE
NUMBER                          DESCRIPTION                      NUMBER
-------                       ---------------                   --------
   99.1       Press release of Bank United Corp. dated March        5
              22, 1999.



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